UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2003

                        American Media Operations, Inc.
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            (Exact name of registrant as specified in its charter)

          Delaware                  001-11112                 59-2094424
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 (State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)           File Number)          Identification No.)

                      1000 American Media Way
                       Boca Raton, Florida                     33464
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            (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (561) 997-7733

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

99.1     Press Release of American Media, Inc., dated June 26, 2003

Item 9. Regulation FD Disclosure.

         On June 26, 2003, American Media, Inc. (the "Company") issued a press release announcing the appointment of Bonnie Fuller as Executive Vice President/Chief Editorial Director of the Company. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN MEDIA OPERATIONS, INC.
                                           (Registrant)

Date: July 1, 2003                  By: /s/ John Miley
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                                        Name: John A. Miley
                                        Title: Executive Vice President, Chief
                                               Financial Officer



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Exhibit No.        Title
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99.1     Press Release of American Media, Inc., dated June 26, 2003